UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

SOMERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27843	77-0521878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 S. Northpoint Drive

Coppell, Texas 75019

(Address of principal executive offices, including zip code)

(972) 304-5660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 14, 2005, Somera Communications, Inc. (the “Registrant”) entered into an Amendment to Employment Agreement with Kent Coker. The Amendment to Mr. Coker’s Employment Agreement changed the effective date of the commencement of Mr. Coker’s employment with the Registrant (as its Senior Vice President and Chief Financial Officer) to no later than April 30, 2005, subject to the mutual determination of Mr. Coker and the Registrant.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERA COMMUNICATIONS, INC.

By:	/S/ DAVID W. HEARD
David W. Heard President and Chief Executive Officer

Date: March 15, 2005

3